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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 13, 1999
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                          Century Communications Corp
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            (Exact name of registrant as specified in its charter)

                                    0-16899
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                           (Commission File Number)

             New Jersey                                 06-1158179
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   (State or other jurisdiction                      (I.R.S. Employer
of incorporation or organization)                 Identification Number)

             50 Locust Avenue
            New Canaan, CT                             06840
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         (Address of principal                       (Zip Code)
           executive offices)

Registrant's telephone number, including area code    (203) 972-2000
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events
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          On August 13, 1999, the Securities and Exchange Commission declared effective Adelphia Communications Corporation's Registration Statement on Form S-4 with respect to the issuance, upon effectiveness of the merger of Century Communications Corp. (the "Company"), with and into Adelphia Acquisition Subsidiary ("Acquisition") a direct wholly-owned subsidiary of Adelphia Communications Corporation ("Adelphia"), with Acquisition being the surviving corporation and continuing as a direct wholly-owned subsidiary of Adelphia, of shares of Adelphia common stock, par value $0.01 per share, as part of the merger consideration to be issued to the holders of the Company's Class A common stock, par value $0.01 per share and Class B common stock, par value $0.01 per share, at the effective time of the merger, including those shares of the Company's common stock issuable upon conversion of outstanding Company options.

          Reference is made to the Joint Proxy Statement/Prospectus, dated August 12, 1999, of the Company which is attached hereto as Exhibit 1, which is incorporated herein by reference for all its terms and conditions.

Item 7.   Financial Statement and Exhibits
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(c)  Exhibits

The following Exhibit is filed as part of this Current Report on Form 8-K.

1.        Joint Proxy Statement/Prospectus, dated August 12, 1999, of the
          Company.

                                      -2-
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CENTURY COMMUNICATIONS CORP.

                          By: /s/ Scott N. Schneider
                             -----------------------------------------------
                                  Name: Scott N. Schneider
                          Title: Chief Financial Officer, Senior Vice
                                      President and Treasurer
                                 (Principal Accounting Officer)

Date: August 31, 1999

                                      -3-
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                                 EXHIBIT INDEX
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Exhibit No.                        Description
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1.                  Joint Proxy Statement/Prospectus, dated August 12, 1999, of the Company.